                                                             Exhibit EX-99.16.a

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint  Michael P. Bishof,  David F. Connor and David P. O'Connor,  and each of
them  singly,  my  true  and  lawful  attorneys-in-fact,   with  full  power  of
substitution, and with full power to each of them, to sign for me and in my name in the appropriate  capacity,  all Registration  Statements of the Trust on Form
N-1A,  Form N-8A or any successor  thereto,  any and all subsequent  Amendments,
Pre-Effective  Amendments,  or  Post-Effective  Amendments to said  Registration
Statements on Form N-1A or any successor thereto, any Registration Statements on
Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said  attorneys-in-fact  deem  necessary  or  appropriate,  to  comply  with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange
Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     This power of attorney is  effective  for all  documents  filed on or after
August 16, 2006.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
16th day of August 2006.

/s/ Patrick P. Coyne
Patrick P. Coyne

-----------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                    Voyageur Insured Funds
Delaware Group Cash Reserve                     Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                   Voyageur Investment Trust
Delaware Group Equity Funds II                  Voyageur Mutual Funds
Delaware Group Equity Funds III                 Voyageur Mutual Funds II
Delaware Group Equity Funds IV                  Voyageur Mutual Funds III
Delaware Group Equity Funds V                   Voyageur Tax Free Funds
Delaware Group Foundation Funds                 Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds     Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                  Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                     Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds    Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust      Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                    Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund              Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint  Michael  P.  Bishof,  David F.  Connor,  Patrick  P. Coyne and David P.
O'Connor,  and each of them singly, my true and lawful  attorneys-in-fact,  with full power of substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity,  all Registration  Statements of the
Trust on Form N-1A, Form N-8A or any successor  thereto,  any and all subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorneys-in-fact  or their  substitutes  may do or  cause to be done by  virtue hereof.

     This power of attorney is  effective  for all  documents  filed on or after
August 16, 2006.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
16th day of August 2006.

/s/ Thomas L. Bennett
Thomas L. Bennett

-----------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                    Voyageur Insured Funds
Delaware Group Cash Reserve                     Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                   Voyageur Investment Trust
Delaware Group Equity Funds II                  Voyageur Mutual Funds
Delaware Group Equity Funds III                 Voyageur Mutual Funds II
Delaware Group Equity Funds IV                  Voyageur Mutual Funds III
Delaware Group Equity Funds V                   Voyageur Tax Free Funds
Delaware Group Foundation Funds                 Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds     Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                  Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                     Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds    Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust      Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                    Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund              Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint  Michael  P.  Bishof,  David F.  Connor,  Patrick  P. Coyne and David P.
O'Connor,  and each of them singly, my true and lawful  attorneys-in-fact,  with full power of substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity,  all Registration  Statements of the
Trust on Form N-1A, Form N-8A or any successor  thereto,  any and all subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorneys-in-fact  or their  substitutes  may do or  cause to be done by  virtue hereof.

     This power of attorney is  effective  for all  documents  filed on or after
August 16, 2006.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
16th day of August 2006.

/s/ J. Richard Zecher
J. Richard Zecher

-----------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                    Voyageur Insured Funds
Delaware Group Cash Reserve                     Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                   Voyageur Investment Trust
Delaware Group Equity Funds II                  Voyageur Mutual Funds
Delaware Group Equity Funds III                 Voyageur Mutual Funds II
Delaware Group Equity Funds IV                  Voyageur Mutual Funds III
Delaware Group Equity Funds V                   Voyageur Tax Free Funds
Delaware Group Foundation Funds                 Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds     Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                  Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                     Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds    Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust      Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                    Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund              Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint  Michael  P.  Bishof,  David F.  Connor,  Patrick  P. Coyne and David P.
O'Connor,  and each of them singly, my true and lawful  attorneys-in-fact,  with full power of substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity,  all Registration  Statements of the
Trust on Form N-1A, Form N-8A or any successor  thereto,  any and all subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorneys-in-fact  or their  substitutes  may do or  cause to be done by  virtue hereof.

     This power of attorney is  effective  for all  documents  filed on or after
August 16, 2006.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
16th day of August 2006.

/s/ John A. Fry
John A. Fry

-----------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                    Voyageur Insured Funds
Delaware Group Cash Reserve                     Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                   Voyageur Investment Trust
Delaware Group Equity Funds II                  Voyageur Mutual Funds
Delaware Group Equity Funds III                 Voyageur Mutual Funds II
Delaware Group Equity Funds IV                  Voyageur Mutual Funds III
Delaware Group Equity Funds V                   Voyageur Tax Free Funds
Delaware Group Foundation Funds                 Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds     Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                  Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                     Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds    Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust      Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                    Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund              Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint  Michael  P.  Bishof,  David F.  Connor,  Patrick  P. Coyne and David P.
O'Connor,  and each of them singly, my true and lawful  attorneys-in-fact,  with full power of substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity,  all Registration  Statements of the
Trust on Form N-1A, Form N-8A or any successor  thereto,  any and all subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorneys-in-fact  or their  substitutes  may do or  cause to be done by  virtue hereof.

     This power of attorney is  effective  for all  documents  filed on or after
August 16, 2006.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
16th day of August 2006.

/s/ Anthony D. Knerr
Anthony D. Knerr

-----------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                    Voyageur Insured Funds
Delaware Group Cash Reserve                     Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                   Voyageur Investment Trust
Delaware Group Equity Funds II                  Voyageur Mutual Funds
Delaware Group Equity Funds III                 Voyageur Mutual Funds II
Delaware Group Equity Funds IV                  Voyageur Mutual Funds III
Delaware Group Equity Funds V                   Voyageur Tax Free Funds
Delaware Group Foundation Funds                 Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds     Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                  Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                     Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds    Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust      Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                    Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund              Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint  Michael  P.  Bishof,  David F.  Connor,  Patrick  P. Coyne and David P.
O'Connor,  and each of them singly, my true and lawful  attorneys-in-fact,  with full power of substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity,  all Registration  Statements of the
Trust on Form N-1A, Form N-8A or any successor  thereto,  any and all subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorneys-in-fact  or their  substitutes  may do or  cause to be done by  virtue hereof.

     This power of attorney is  effective  for all  documents  filed on or after
August 16, 2006.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
16th day of August 2006.

/s/ Ann R. Leven
Ann R. Leven

-----------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                    Voyageur Insured Funds
Delaware Group Cash Reserve                     Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                   Voyageur Investment Trust
Delaware Group Equity Funds II                  Voyageur Mutual Funds
Delaware Group Equity Funds III                 Voyageur Mutual Funds II
Delaware Group Equity Funds IV                  Voyageur Mutual Funds III
Delaware Group Equity Funds V                   Voyageur Tax Free Funds
Delaware Group Foundation Funds                 Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds     Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                  Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                     Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds    Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust      Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                    Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund              Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint  Michael  P.  Bishof,  David F.  Connor,  Patrick  P. Coyne and David P.
O'Connor,  and each of them singly, my true and lawful  attorneys-in-fact,  with full power of substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity,  all Registration  Statements of the
Trust on Form N-1A, Form N-8A or any successor  thereto,  any and all subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorneys-in-fact  or their  substitutes  may do or  cause to be done by  virtue hereof.

     This power of attorney is  effective  for all  documents  filed on or after
August 16, 2006.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
16th day of August 2006.

/s/ Thomas F. Madison
Thomas F. Madison

-----------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                    Voyageur Insured Funds
Delaware Group Cash Reserve                     Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                   Voyageur Investment Trust
Delaware Group Equity Funds II                  Voyageur Mutual Funds
Delaware Group Equity Funds III                 Voyageur Mutual Funds II
Delaware Group Equity Funds IV                  Voyageur Mutual Funds III
Delaware Group Equity Funds V                   Voyageur Tax Free Funds
Delaware Group Foundation Funds                 Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global &International Funds      Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                  Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                     Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds    Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust      Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                    Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund              Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint  Michael  P.  Bishof,  David F.  Connor,  Patrick  P. Coyne and David P.
O'Connor,  and each of them singly, my true and lawful  attorneys-in-fact,  with full power of substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity,  all Registration  Statements of the
Trust on Form N-1A, Form N-8A or any successor  thereto,  any and all subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorneys-in-fact  or their  substitutes  may do or  cause to be done by  virtue hereof.

     This power of attorney is  effective  for all  documents  filed on or after
August 16, 2006.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
16th day of August 2006.

/s/ Jan L. Yeomans
Jan L. Yeomans

----------------------------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                    Voyageur Insured Funds
Delaware Group Cash Reserve                     Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                   Voyageur Investment Trust
Delaware Group Equity Funds II                  Voyageur Mutual Funds
Delaware Group Equity Funds III                 Voyageur Mutual Funds II
Delaware Group Equity Funds IV                  Voyageur Mutual Funds III
Delaware Group Equity Funds V                   Voyageur Tax Free Funds
Delaware Group Foundation Funds                 Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds     Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                  Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                     Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds    Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust      Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                    Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund              Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the Chief  Financial  Officer of  Delaware  Investments  Family of Funds
listed  below (the  "Trust"),  hereby  constitute  and appoint  David F. Connor,
Patrick P. Coyne and David P.  O'Connor,  and each of them  singly,  my true and lawful attorneys-in-fact,  with full power of substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity,  all
Registration  Statements  of the Trust on Form N-1A,  Form N-8A or any successor thereto,  any  and  all  subsequent  Amendments,  Pre-Effective  Amendments,  or
Post-Effective  Amendments to said  Registration  Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other  instruments  in  connection  therewith,  and  generally to do all such things in my name and behalf in connection  therewith as said  attorneys-in-fact deem necessary or  appropriate,  to comply with the provisions of the Securities
Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     This power of attorney is  effective  for all  documents  filed on or after
August 16, 2006.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
16th day of August 2006.

/s/ Michael P. Bishof
Michael P. Bishof

-----------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                    Voyageur Insured Funds
Delaware Group Cash Reserve                     Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                   Voyageur Investment Trust
Delaware Group Equity Funds II                  Voyageur Mutual Funds
Delaware Group Equity Funds III                 Voyageur Mutual Funds II
Delaware Group Equity Funds IV                  Voyageur Mutual Funds III
Delaware Group Equity Funds V                   Voyageur Tax Free Funds
Delaware Group Foundation Funds                 Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds     Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                  Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                     Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds    Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust      Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                    Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund              Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the undersigned  member of Delaware  Investments  Family of Funds listed below (the "Trust"),  hereby constitute and appoint Michael P. Bishof,  David F.
Connor, Patrick P. Coyne and David P. O'Connor, and each of them singly, my true and lawful  attorneys-in-fact,  with full power of  substitution,  and with full power  to  each of  them,  to  sign  for me and in my  name  in the  appropriate capacity,  all  Registration  Statements of the Trust on Form N-1A, Form N-8A or
any  successor  thereto,  any  and  all  subsequent  Amendments,   Pre-Effective
Amendments, or Post-Effective Amendments to said Registration Statements on Form
N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other  instruments in connection  therewith,  and generally to do all  such  things  in my  name  and  behalf  in  connection  therewith  as  said attorneys-in-fact  deem necessary or appropriate,  to comply with the provisions of the Securities Act of 1933, as amended,  the Investment  Company Act of 1940, as  amended,  and  all  related  requirements  of the  Securities  and  Exchange
Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     This power of attorney is  effective  for all  documents  filed on or after
August 16, 2006.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
16th day of August 2006.

/s/ Lucinda S. Landreth
Lucinda S. Landreth

--------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                    Voyageur Insured Funds
Delaware Group Cash Reserve                     Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                   Voyageur Investment Trust
Delaware Group Equity Funds II                  Voyageur Mutual Funds
Delaware Group Equity Funds III                 Voyageur Mutual Funds II
Delaware Group Equity Funds IV                  Voyageur Mutual Funds III
Delaware Group Equity Funds V                   Voyageur Tax Free Funds
Delaware Group Foundation Funds                 Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds     Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                  Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                     Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds    Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust      Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                    Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund              Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust